SECOND AMENDMENT

      THIS SECOND AMENDMENT to the Credit Agreement referred to below and amendment to Section 8 of the Security Agreement (this "Second Amendment"), is made and entered into as of this 8th day of September, 1998 by and among KINDER MORGAN, INC., a corporation organized under the laws of Delaware (the "Borrower"), the Lenders party to the Credit Agreement (as defined below) and identified on the signature pages hereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.


                              Statement of Purpose

      The Lenders have extended certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of June 18, 1998 as amended by the First Amendment dated as of August 26, 1998 (as so amended and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent.

      The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, revise certain provisions of the Credit Agreement and
Section 8 of the Security Agreement, and the Lenders have agreed to do so, but only on the terms and conditions set forth below in this Second Amendment.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement.

      2.   Amendments to Credit Agreement.

      (a) Section 1.1 is hereby modified to amend in its entirety the definition of "Eligible Assignee" by inserting the following in lieu thereof:

           ""Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $100,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender) or any Affiliate of a Lender, (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending or private placement business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower."

      (b) Section 5.6 of the Credit Agreement shall be amended in its entirety by inserting the following in lieu thereof:

           "SECTION 5.6. Crediting of Payments and Proceeds. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower hereunder, then to all indemnity obligations then due and payable by the Borrower hereunder, then to all Administrative Agent's and Issuing Lender's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes, the Reimbursement Obligation and any termination payments due in respect of a Hedging Agreement with any Lender (which such Hedging Agreement is permitted or required hereunder) (pro rata in accordance with all such amounts due), then to the principal amount of the Notes and Reimbursement Obligation (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 12.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order."

      (c) The first six lines of Section 14.10(b) of the Credit Agreement shall be amended in their entirety by inserting the following in lieu thereof:

                "(b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Obligations at the time owing to it and the Notes held by it); provided, that: "

      (d) Section 14.10(g) of the Credit Agreement shall be amended in its entirety by inserting following in lieu thereof:

                "(g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Borrower and its Subsidiaries obtained pursuant to the Loan Documents in accordance with customary procedures for handling third-party non-public information; provided, that the Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications and provided further, that the Administrative Agent and the Lenders may disclose any such information (i) to its Affiliates, directors, officers and employees and to its agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of the information provided and who have each agreed, for the benefit of the Borrower, to preserve the confidentiality of the non-public information and who each have a reasonable need for such information in connection with the Credit Agreement, (ii) to the extent requested by any regulatory

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


      authority, including, in the ordinary course of business, the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio, and (iii) to the extent a Lender reasonably believes it is required by applicable laws or regulations or by any subpoena or similar legal process; provided, that with respect to the disclosures set forth in clause (iii), unless prohibited by law, prompt notice of such disclosures shall be given to the Borrower. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 14.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrower or such Lender to preserve the confidentiality of any confidential information relating to the Borrower received from such Lender. For purposes of this Section 14.10(g), "non-public information" does not include information to the extent that
      (i) such information was publicly known or otherwise known by the Administrative Agent or any Lender at the time of disclosure (except to the extent such information is wrongfully obtained by the Administrative Agent or any Lender), (ii) such information is or becomes part of the public domain except for a disclosure prohibited hereunder by the
      Administrative   Agent  or  any   Lender   or  any   person  to  whom  the
      Administrative Agent or any Lender has disclosed the non-public information, or (iii) such information is received by the Administrative Agent or the Lenders without an obligation of confidentiality from a third party which to the knowledge of the Administrative Agent or any Lender is not wrongfully in possession of the same and having no known direct or indirect obligation of confidentiality to the Borrower for same.

      (e) Section 14.11(a) shall be amended in its entirety by inserting the following in lieu thereof:

                "(a) (i) increase the Revolving Credit Commitment of any Lender,
      (ii) reduce the principal amount, rate of interest or fees payable on any Revolving Credit Loan or Reimbursement Obligation, (iii) extend the originally scheduled time or times of payment of the principal of any Revolving Credit Loan or Reimbursement Obligation or the time or times of payment of interest on any Revolving Credit Loan or Reimbursement Obligation or any fee or commission with respect thereto, (iv) permit any subordination of the principal or interest on any Revolving Credit Loan or Reimbursement Obligation or (v) extend the time of the obligation of the Revolving Commitment Lenders to make or issue or participate in Letters of Credit, in any case, without the written consent of each Lender holding Revolving Credit Loans or a Revolving Credit Commitment,"

      (f) Section 14.11(b) shall be amended in its entirety by inserting the following in lieu thereof:

           "(b) (i) increase the Term Loan Commitment of any Lender, (ii) reduce the rate of interest or fees payable on any Term Loan, (iii) permit any subordination of the principal or interest on any Term Loan or (iv) extend the originally scheduled time or times of

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


      payment of the principal of any Term Loan or the time or times of payment of interest on any Term Loan or any fee or commission with respect thereto, in any case, without the written consent of each Lender holding a Term Loan or (v) reduce the principal amount of any Term Loan without the written consent of the affected Lender, or"

      3. Amendment to Security Agreement. Section 8 of the Security Agreement is hereby amended by deleting the reference to "Section 5.5" of the Credit Agreement contained therein and inserting a reference to "Section 5.6" of the Credit Agreement in lieu thereof.

      4. Conditions. The effectiveness of this Second Amendment shall be conditioned upon the following:

           (a) Execution. Receipt by the Administrative Agent of this Second Amendment duly executed by the Borrower, Administrative Agent and the Lenders.

           (b) Additional Items. Receipt by the Administrative Agent of any other document or instrument reasonably requested by it in connection with the execution of this Second Amendment.

      5. Limited Amendment. Except as expressly amended herein, the Credit Agreement, the Security Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Second Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement, the Security Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

      6. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and its Subsidiaries that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any such representations and warranties made as of a specific date which shall be true and correct as of such date) and that as of the date hereof no Default or Event of Default has occurred and is continuing.

      7. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

      8. Counterparts. This Second Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [Signature Pages Follow]

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


     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date and year first above written.





[CORPORATE SEAL]               KINDER MORGAN, INC.,
                               as Borrower


                               By /s/William V. Morgan
                                  ---------------------------------
                                  Name:  William V. Moran
                                  Title: President


                               FIRST UNION NATIONAL BANK, as
                               Administrative Agent and Lender


                               By /s/Ted A. Gardner
                                  ---------------------------------
                                  Name:  Ted A. Gardner
                                  Title: Senior Vice President







[Second Amendment]